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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported): March 30, 2005

                CWABS, INC., (as depositor under the Pooling and
                Servicing Agreement, dated as of March 1, 2005,
                 providing for the issuance of the CWABS, INC.,
                   Asset-Backed Certificates, Series 2005-3).

                                  CWABS, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                    333-118926                95-4596514
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(State of Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)

         4500 Park Granada, Calabasas, California                 91302
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         (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code (818) 225-3237
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))


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Item 8.01.  Other Events.
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Pooling and Servicing Agreement; Characteristics of Mortgage Loans.
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     On March 30, 2005, CWABS, Inc. (the "Company") entered into a Pooling and
Servicing Agreement (the "Pooling and Servicing Agreement") dated as of March 1, 2005, by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller, Park Monaco Inc., as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and The Bank of New York Trust Company, N.A., as co-trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2005-3 (the "Certificates"). The Certificates were issued on March 30, 2005. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

     This amendment on Form 8-K/A is being filed to restate the Group 1 Pre-Funded Amount, Group 2 Pre-Funded Amount, Group 3 Pre-Funded Amount and the Pre-Funded Amount.

Item 9.01.  Financial Statements and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     Exhibit No.   Description
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     4.1           Form of Pooling and Servicing Agreement



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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWABS, INC.




                                                By:    /s/ Leon Daniels, Jr.
                                                ----------------------------
                                                Name:  Leon Daniels, Jr.
                                                Title: Vice President


Dated: April 21, 2005



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                                 Exhibit Index
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Exhibit No.       Description
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4.1               Form of Pooling and Servicing Agreement



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